                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1996 96-10 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                             GREEN TREE FINANCIAL CORP.



                                         BY: /s/Phyllis A. Knight
                                             ---------------------------
                                             Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                  MARCH 1997


                         CUSIP#'S   393505-RC8,RD6,RE4,RF1,RG9,RH7
                         TRUST ACCOUNT #80-4660600
                         REMITTANCE DATE: 4/15/97

                                                Total  $            Per $1,000
                                                  Amount              Original
                                                ---------          -----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
       Servicing Fee)                      $23,867,906.85

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
       for prior Remittance Date                     0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                   23,867,906.85

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(5.68%)        5.68%
          b. Class A-1 Interest                180,906.32          3.38142654
          c. Class A-2 Remittance Rate(5.96%)        5.96%
          d. Class A-2 Interest                496,666.67          4.96666670
          e. Class A-3 Remittance Rate(6.16%)        6.16%
          f. Class A-3 Interest                487,666.67          5.13333337
          g. Class A-4 Remittance Rate(6.42%)        6.42%
          h. Class A-4 Interest                740,975.00          5.35000000
          i. Class A-5 Remittance Rate(6.83%)        6.83%
          j. Class A-5 Interest                503,712.50          5.69166667
          k. Class A-6 Remittance Rate(7.30%)        7.30%
          l. Class A-6 Interest              1,219,708.33          6.08333332

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                .00                 .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 2


                      CUSIP#'S   393505-RC8,RD6,RE4,RF1,RG9,RH7
                           TRUST ACCOUNT #80-4660600
                           REMITTANCE DATE: 4/15/97

                                                    Total $        Per $1,000
                                                    Amount          Original
                                                  ----------       ----------
(4)  Remaining:
          a. Unpaid Class A Interest
               Shortfall                                 .00               .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                              17,111,800.73               N/A
          a. Scheduled Principal                  804,298.30               N/A
          b. Principal Prepayments              3,593,849.64               N/A
          c. Liquidated Contracts                  88,385.49               N/A
          d. Repurchases                       12,142,409.35               N/A
          e. Current Month Advanced Principal   1,624,931.68               N/A
          f. Prior Month Advanced Principal    (1,142,073.73)              N/A

      (6) Pool Scheduled Principal Balance    769,232,776.90

     (6b) Adjusted Pool Principal Balance     767,607,845.22      959.50980653
     (6c) Pool Factor                             0.95950981

      (7) Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date        .00

      (8) Class A Percentage for such Remittance
          Date                                         92.35%

      (9) Class A Percentage for the following

          Remittance Date                              92.18%

     (10) Class A Principal Distribution:

          a. Class A-1                         17,111,800.73      319.84674262
          b. Class A-2                                   .00               .00
          c. Class A-3                                   .00               .00
          d. Class A-4                                   .00               .00
          e. Class A-5                                   .00               .00
          f. Class A-6                                   .00               .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 3

                         CUSIP#'S  393505-RC8,RD6,RE4,RF1,RG9,RH7
                         TRUST ACCOUNT #80-4660600
                         REMITTANCE DATE: 4/15/97


                                                  Total $           Per $1,000
                                                   Amount           Original
                                                 ---------         ------------
     (11)  Class A-1 Principal Balance       21,107,845.22         394.53916299
     (11a) Class A-1 Pool Factor                 .39453916

     (12)  Class A-2 Principal Balance      100,000,000.00         1000.0000000
     (12a) Class A-2 Pool Factor                1.00000000

     (13)  Class A-3 Principal Balance       95,000,000.00         1000.0000000
     (13a) Class A-3 Pool Factor                1.00000000

     (14)  Class A-4 Principal Balance      138,500,000.00         1000.0000000
     (14a) Class A-4 Pool Factor                1.00000000

     (15)  Class A-5 Principal Balance       88,500,000.00         1000.0000000
     (15a) Class A-5 Pool Factor                1.00000000

     (16)  Class A-6 Principal Balance      200,500,000.00         1000.0000000
     (16a) Class A-6 Pool Factor                1.00000000

     (17)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                        .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 4

                          CUSIP#'S     393505-RC8,RD6,RE4,RF1,RG9,RH7
                          TRUST ACCOUNT #80-4660600
                          REMITTANCE DATE: 4/15/97

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

       (18)    31-59 days                           5,238,800.64          129

       (19)    60 days or more                      2,332,759.31           60

       (20)    Current Month Repossessions            326,793.31           13

       (21)    Repossession Inventory                 538,207.18           21


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

  (22) Average Sixty-Day Delinquency Ratio Test

       (a) Sixty-Day Delinquency Ratio for current Remittance Date        .30%

       (b) Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                   .16%

  (23) Average Thirty-Day Delinquency Ratio Test

       (a) Thirty-Day Delinquency Ratio for current Remittance Date       .68%

       (b) Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                   .50%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      5.68%,5.68%,6.16%,6.42%,6.83%,7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 5

                          CUSIP#'S  393505-RC8,RD6,RE4,RF1,RG9,RH7
                          TRUST ACCOUNT #80-4660600
                          REMITTANCE DATE: 4/15/97

(24) Cumulative Realized Losses Test
       (a)    Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 5.5% from June 1, 2000 to
              May 31, 2001, 6.5% from June 1, 2001 to May 31,
              2002, 8.5% from June 1, 2002 to May 31, 2003 and
              9.5% thereafter)                                                0%

(25) Current Realized Losses Test
       (a)    Current Realized Losses for current Remittance Date     25,575.63

       (b)    Current Realized Loss Ratio (total Realized Losses for
              the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
              may not exceed 2.25%)                                           0%

(26) Class M-1 Principal Balance Test
       (a)    The sum of Class M-1 Principal Balance and Class B
              Principal Balance (before distributions on current
              Remittance Date) divided by Pool Scheduled Principal
              Balance as of preceding Remittance Date (must equal
              or exceed 25.5%)                                            15.80%

(27) Class B Principal Balance Test
       (a)    Class B Principal Balance (before any distributions
              current Remittance Date) as of such Remittance date
              greater than $7,437,576.00                                    .00

       (b)    Class B Principal Balance (before any distributions
              on current Remittance Date) divided by pool Scheduled
              Principal Balance as of preceding Remittance Date is
              equal to or greater than 11.25%                              7.65%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.63%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 6

                         CUSIP#'S    393505-RJ3
                         TRUST ACCOUNT #80-4660600
                         REMITTANCE DATE: 4/15/97

                                                 Total $         Per $1,000
                                                 Amount           Original
                                                --------         -----------
CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
     Servicing Fee)                          3,126,470.63

A.   Interest
(29) Aggregate interest
     a.  Class M-1 Remittance Rate (7.24%,
         unless Weighted Average Contract
         Rate is below 7.24%)                        7.24%
     b.  Class M-1 Interest                    386,133.33          6.03333328

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                               .00                   0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                               .00                   0

(32) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall          .00                   0

(33) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall          .00                   0

B.   Principal
(34) Formula Principal Distribution Amount            .00                 N/A
     a.  Scheduled Principal                          .00                 N/A
     b.  Principal Prepayments                        .00                 N/A
     c.  Liquidated Contracts                         .00                 N/A
     d.  Repurchases                                  .00                 N/A

(35) Class M-1 Principal Balance            64,000,000.00       1000.00000000
(35a)Class M-1 Pool Factor                     1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 7

                         CUSIP#'S  393505-RK0,RL8
                         TRUST ACCOUNT #80-4660600
                         REMITTANCE DATE: 4/15/97

(36)  Class M-1 Percentage for such Remittance
      Date                                           .00%



                                                    Total $          Per $1,000
                                                    Amount            Original
                                                   ---------         ----------
(37)  Class M-1 Principal Distribution:
       a.  Class M-1 (current)                           .00         0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                          .00

(38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date        .00

(39)  Class M-1 Percentage for the following

       Remittance Date                                   .00%

Class B1 Certificates
------------------------

(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                            2,740,337.30

(2)   Class B-1 Remittance Rate (7.24% unless
      Weighted Average Contract Rate is below 7.24%)    7.24%

(3)   Aggregate Class B1 Interest                 193,066.67         6.03333344

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                              .00                .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                 .00                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 8

                          CUSIP#'S  393505-RK0,RL8
                          TRUST ACCOUNT #80-4660600
                          REMITTANCE DATE: 4/15/97


(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00


                                                     Total $       Per $1,000
                                                     Amount         Original
                                                    ---------      -----------

(9)  Current Principal (Class B Percentage of
     Formula Principal Distribution Amount)               .00

(10a)Class B1 Principal Shortfall                         .00

(10b)Unpaid Class B1 Principal Shortfall                  .00

(11) Class B Principal Balance                  60,000,000.00

(12) Class B1 Principal Balance                 32,000,000.00



Class B2 Certificates
---------------------
(13) Remaining Amount Available                  2,547,270.63

(14) Class B-2 Remittance Rate (7.74%
     unless Weighted Average Contract
     Rate is less than 7.74%)                            7.74%

(15) Aggregate Class B2 Interest                   180,600.00         6.45000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                              MARCH 1997 - Page 9

                          CUSIP#'S  393505-RA2.RB0
                          TRUST ACCOUNT #80-4660600
                          REMITTANCE DATE: 4/15/97

(16) Amount applied to Unpaid Class
        B2 Interest Shortfall                                 .00          .00

(17) (Remaining Unpaid Class B2 Interest Shortfall            .00          .00

(18) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date               .00

(19) Class B2 Principal Liquidation Loss Amount               .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                     .00

(21) Guarantee Payment                                        .00

(22) Class B2 Principal Balance                     28,000,000.00

                                                     Total $        Per $1,000
                                                      Amount         Original
                                                    ---------      -----------

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                  327,442.38

(24) 3% Guarantee                                    1,964,654.30

(25) Class C Residual Payment                           74,573.95

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%,8.11%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-10
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                             MARCH 1997 - Page 10

                         CUSIP#'S    393505-RK0,RL8
                         TRUST ACCOUNT #80-4660600
                         REMITTANCE DATE: 4/15/97


(26) Class M-1 Interest Deficiency on such
     Remittance Date                                        .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                        .00

(28) Repossessed Contracts                           326,793.31

(29) Repossessed Contracts Remaining
     in Inventory                                    538,207.18

(30) Weighted Average Contract Rate                    10.18680